UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported):	November 10, 2003

United Components, Inc.
(Exact name of registrant as specified in its chapter)

Delaware	333-107219	04-3759857

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Industrial Drive
Albion, IL 62806
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (618) 445-6011

Item 5. Other events

     On November 10, 2003, United Components, Inc. announced that it will report financial results for the third quarter 2003 on Tuesday, November 11, 2003. Following the earnings release, the Company will conduct its quarterly conference call for investors and other interested parties on Wednesday, November 12, 2003 at 11:00 a.m. Eastern Standard Time (EST). Bruce Zorich, president and chief executive officer, and Charles Dickson, chief financial officer, will discuss the Company’s third quarter and its business outlook.

     Interested individuals are invited to listen to the call by telephone. Domestic participants can dial (800) 936-4602. International participants can dial (507) 726-3331. It is recommended that participants call 10 minutes ahead of the scheduled start time to ensure proper connection.

      In addition, the call will be broadcast via web cast at http://viavid.net/dce.aspx?sid=0000182F. A replay of the call will also be available from Wednesday, November 12 at 2:00 pm EST, until Wednesday, November 19 at 8:00 pm EST at this same website location. A copy of the news release issued by the Company is attached as an Exhibit to this Current Report on Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits.

99.1	United Components, Inc. news release dated November 10, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 12th day of November 2003.

UNITED COMPONENTS, INC.

BY:	/s/ Charles T. Dickson

Name:	Charles T. Dickson
Title:	Chief Financial Officer, Secretary and
Treasurer

Exhibit No.	Description

99.1	United Components, Inc. news release dated November 10, 2003.